Supplement to the Statement of Additional Information of the

Quantitative Group of Funds

Ordinary and Institutional Shares

Dated August 19, 2009

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) dated August 1, 2009 of the Quantitative Group of Funds (the “Trust”) for the Quant Emerging Markets Fund (the “Fund”). You may obtain a copy of the SAI, as supplemented, free of charge, by calling 1-800-326-2151 or via the Internet at www.quantfunds.com.

The following information is included on page 3 after the paragraphs relating to Exchange Traded Funds.

EXCHANGE TRADED NOTES. Consistent with its ability to invest in fixed income securities and to enter into derivatives contracts, the Emerging Markets Fund may invest in exchange traded notes (“ETNs”). ETNs are unsecured, unsubordinated debt securities typically issued by an underwriting financial institution, which are designed to track the performance of a market index and may provide exposure to the returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be redeemed at any time or can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific index that the ETN is designed to track minus certain fees. Unlike fixed income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.

ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the particular index. When the Emerging Markets Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Additionally, the issuer may impose restrictions on the Fund's right to redeem its investment in an ETN.

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